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                                                                    Exhibit 10.3


                             INTERCREDITOR AGREEMENT
                                      (SCB)

THIS INTERCREDITOR AGREEMENT (this "Agreement") is made and entered into as of June 15, 2003, by and between Wells Fargo Foothill, Inc., f/k/a Foothill Capital Corporation, California corporation ("Foothill") and The State Bank and Trust Company, a state bank chartered under the laws of Ohio ("STATE BANK", and collectively with Foothill, the "EXISTING CREDITORS"); SCB Computer Technology, Inc., a Tennessee corporation; ("SCB") and First Tennessee Bank National Association, a national banking association (the "BANK").

                                    RECITALS:

         A. The Existing Creditors provide financing to SCB pursuant to the terms and conditions of the Existing Creditors' Financing Documents (hereinafter defined). The Existing Creditors' Claims (hereinafter defined) are secured by blanket security interests in all the personal property of SCB;

         B. SCB has asked the Bank to provide financing to SCB to purchase or reimburse SCB for the Equipment (hereinafter defined) pursuant to the Bank's Financing Documents (hereinafter defined). The Bank's Claims (hereinafter defined) are to be secured by a security interest in the Bank's Collateral (hereinafter defined);

         C. As an inducement to the Bank to provide financing for the Equipment to SCB, the Existing Creditors have agreed to enter into this Agreement to establish and clarify their respective rights and priorities, and to establish and recognize the Bank's security interest in the Bank's Collateral in the manner hereinafter set forth, regardless of the order of filing any UCC financing statements.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which hereby are acknowledged by each party hereto, the parties hereto hereby agree that:

1. Definitions. Terms used herein that are defined in the UCC have the meanings defined for those terms in the UCC unless otherwise expressly defined herein. As used herein, the following terms shall have the meanings respectively set forth after each:

                  "ACCOUNTS" means all rights to receive the Servicing Fees and Termination Fee payable under the IBM Contracts.

                  "BANK ACCOUNT" shall mean deposit account number 170569022 maintained at the Bank into which the Servicing Fees are to be sent by IBM each month, and into which the Termination Fee is to be sent by IBM if and when the same becomes due and payable by IBM to SCB.

                  "BANK'S CLAIMS" means all present and future claims of the Bank against SCB for the payment of money relating to that certain term loan in the principal amount of $6,500,000 (the "Bank Loan") evidenced by a promissory note of even date herewith made by SCB to the order of the Bank in the principal amount of $6,500,000, including all claims for principal and interest under the Bank Loan (including interest accruing after the commencement of a bankruptcy proceeding by or against SCB), or for reimbursement of fees, costs or expenses, or otherwise, whether fixed or contingent, matured or unmatured, liquidated or unliquidated, but in each case arising under the Bank's Financing Documents (as in effect on the date hereof).

                  "BANK'S COLLATERAL" means:

                  (i)      the Equipment;
                  (ii)     the Accounts;
                  (iii)    the General Intangibles; and
                  (iv)     all proceeds of any and all of the Bank's Collateral.

                  "BANK EVENT OF DEFAULT" means any event of default described in Section 6 of the Bank Loan Agreement as in effect on the date hereof.

                  "BANK'S FINANCING DOCUMENTS" means all present and future loan agreements, including, without limitation, the Bank Loan Agreement, notes, reimbursement agreements, security documents or other documents or agreements in any way evidencing or documenting the Bank's Claims against SCB, as the same may from time to time be amended, modified, renewed, extended or restated.

                  "BANK LOAN AGREEMENT" means that certain Loan Agreement, dated the date hereof, by and between the Bank and SCB.

                  "CLAIMS" mean collectively the Existing Creditors' Claims and the Bank's Claims.

                  "COLLATERAL" means the Bank's Collateral collectively with the Existing Creditor's Collateral.

                  "CONTRACTS" means collectively the IBM Contracts and the Unisys Contracts.

                  "CREDITORS" means collectively the Existing Creditors and the Bank.

                  "CUSTOMER SOLUTIONS AGREEMENT" means that certain agreement dated December 24, 1999, as amended by the Statement of Work, entered into by and between SCB and IBM.



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                  "ENFORCEMENT ACTION" means, with respect to any of the
                  Collateral; repossessing, selling, leasing or otherwise disposing of all or any part of such Collateral, or exercising notification or collection rights with respect to all or any portion thereof, or attempting or agreeing to do so; commencing the enforcement with respect to such Collateral of any of the default remedies under any of such Creditor's Financing Documents, the UCC or other applicable laws; or appropriating, setting off, or applying any part or all of such Collateral in the possession of, or coming into the possession of, such Creditor or its agent or bailee, to such Creditor's Claim.

                  "ENFORCEMENT PERIOD" means, with respect to any Claim of any of the Creditors, any period of time commencing upon the occurrence of any event of default with respect to such Claim that permits such Creditor to take any of the Enforcement Actions, and continuing until either (a) the final payment or satisfaction in full of such Creditor's Claims, or (b) the Creditors agree in writing to terminate such Enforcement Period.

                  "EQUIPMENT" means the equipment purchased from Unisys identified in Exhibit "A" attached hereto with loan proceeds from the Bank Loan, wherever located, and whether now or hereafter existing, and all parts thereof, replacements therefor, and additions and accessions thereto.

                  "EXISTING CREDITORS' CLAIMS" means all present and future claims of the Existing Creditors against SCB for the payment of money, including all claims for principal and interest (including interest accruing after the commencement of a bankruptcy proceeding by or against SCB), or for reimbursement in connection with amounts paid under letters of credit, or for reimbursement of fees, costs or expenses, or otherwise, whether fixed or contingent, matured or unmatured, liquidated or unliquidated, and whether arising under contract, in tort or otherwise, as further defined and prioritized in the Prior Subordination Agreement.

                  "EXISTING CREDITORS' COLLATERAL" means all tangible and intangible personal property of SCB, including, without limitation, its accounts, general intangibles, intellectual property, documents, chattel paper, instruments, money, deposit accounts, securities, machinery, equipment, furnishings, fixtures, inventory, whether now owned or hereafter acquired, and all products and proceeds of any thereof.

                  "EXISTING CREDITORS' FINANCING DOCUMENTS" means all present and future loan agreements, notes, reimbursement agreements, security documents or other documents or agreements in any way evidencing or documenting the Existing Creditors' Claims against SCB, as the same may from time to time be amended, modified, renewed, extended or restated.

                  "FINANCING DOCUMENTS" means alternatively the Bank's Financing Documents, and the Existing Creditors' Financing Documents.



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                  "GENERAL INTANGIBLES" means all of SCB's general intangibles relating to SCB's right to receive the Servicing Fees and Termination Fee payable under the IBM Contracts, and SCB's general intangibles arising under the Unisys Contracts.

                  "IBM" means International Business Machines Corporation.

                  "IBM CONTRACTS" means the Customer Solutions Agreement and the Statement of Work, as amended, restated or supplemented from time to time.

                  "PRIOR SUBORDINATION AGREEMENT" means that certain Intercreditor and Subordination Agreement dated July 23, 2001, by and between Foothill and State Bank in which State Bank subordinated certain obligations of SCB to State Bank to certain obligations owed by SCB to Foothill.

                  "SERVICING FEES" means all fees, payments or charges payable by IBM under the IBM Contacts prior to the termination thereof.

                  "STATEMENT OF WORK" means that certain agreement entered into by and between SCB and IBM amending the Customer Solutions Agreement and providing for payment of the Servicing Fees and the Termination Fee to SCB.

                  "TERMINATION FEE" means that certain fee payable by IBM under the Customer Solutions Agreement, as amended by the Statement of Work, in the event of the termination of the Customer Solutions Agreement and Statement of Work, with or without cause as provided therein.

                  "UCC" means the Tennessee Uniform Commercial Code, as in effect from time to time.

                  "UNISYS" means Unisys Corporation.

                  "UNISYS CONTRACTS" means all agreements now or hereafter entered into by and between the Debtor and Unisys relating to the Equipment, including, without limitation, that certain Master Agreement for Products and Services dated May , 2003.

2. Security Interest Priorities; Subordination. Notwithstanding (a) the date, manner or order of perfection of the security interests and liens granted in favor of the Creditors, (b) the provisions of the UCC or any other applicable laws or decisions, (c) the provisions of any contract or the Financing Documents in effect between the Creditors and SCB or any affiliate thereof, and (d) whether the Creditors or any agent or bailee thereof holds possession of any part or all of the Collateral, the following, as among the Creditors, shall be the relative priority of the security interests and liens of the Creditors in the Collateral:

         a. The Bank shall have a first priority security interest in the Equipment and the Termination Fee composing part of the Bank's Collateral as well as the rights of SCB under the Unisys Contracts (collectively the "Bank's Priority Collateral") to the extent of the Bank's



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

                  Claims, and the Existing Creditors shall have a subordinated security interest therein to the extent of the Existing Creditors' Claims. The Existing Creditors hereby specifically subordinate their security interests in the Equipment and Termination Fee and the Unisys Contracts to the security interest of the Bank therein, so that the Bank's security interest in the "Bank's Priority Collateral" shall at all times prior to the satisfaction in full of the Bank's Claims be a first priority security interest therein, just as though any financing statements filed on behalf of the Bank with respect to the "Bank's Priority Collateral" under the UCC were filed prior in time to any financing statements filed on behalf of the Existing Creditors.

b. The Existing Creditors shall have a first priority security interest in the Collateral other than the Bank's Priority Collateral (the Collateral, other than the Bank's Priority Collateral, is hereinafter referred to as the "Existing Creditors' Priority Collateral") to the extent of the Existing Creditors' Claims, and the Bank shall have a subordinated security interest in the Bank's Collateral to the extent not constituting the Bank's Priority Collateral, to the extent of the Bank's Claims. The Bank hereby specifically subordinates its security interest (if any) in the Existing Creditors' Priority Collateral to the security interest of the Existing Creditors therein, so that the Existing Creditors' security interest in the Existing Creditors' Priority Collateral shall, at all times prior to the satisfaction in full of the Existing Creditors' Claims, be a first priority security interest therein, just as though any financing statements filed on behalf of the Existing Creditors with respect to the Existing Creditors' Priority Collateral under the UCC were filed prior in time to any financing statements filed on behalf of the Bank with respect to the Existing Creditors' Priority Collateral.

The priorities set forth herein are solely for the purpose of establishing the relative rights of the Creditors and there are no other persons or entities who are intended to benefit in any way by this Agreement.

3. Distribution of the Servicing Fees and Termination Fee Prior to Enforcement Period. Prior to the commencement of an Enforcement Period, the Servicing Fees and Termination Fee, and the relative rights and priorities of the Creditors in the proceeds of the same, shall be determined and distributed in accordance with the following procedure:

a. Upon the payment of the Servicing Fees by IBM, which payments are to be remitted to the Bank Account, the portion of the Servicing Fees necessary to pay to the Bank its regularly scheduled monthly payment then due, and as currently provided, under the Bank's Financing Documents (as in effect on the date hereof), shall be first paid to the Bank. Any balance of the Servicing Fees shall be paid promptly to Foothill. The Bank hereby agrees to give Foothill prompt written notice if IBM fails to make any scheduled payment of the Servicing Fees or the Termination Fee (or if any such payment made to the Bank is insufficient to pay to the Bank its regularly scheduled monthly payment then due) to the Bank within ten (10) days of the date when the payment to the Bank is due under the Bank's Financing Documents.

b. In the event the Termination Fee is paid by IBM to the Bank prior to an Enforcement Period, the Bank shall be entitled to receive such portion of the Termination Fee as is necessary to satisfy the Bank's Claims in full. Any balance of the Termination Fee shall be paid promptly to Foothill.

4. Distribution of Servicing Fees, Termination Fee and Proceeds of Collateral During An Enforcement Period. During an Enforcement Period, the Servicing Fees, the Termination Fee and all realizations upon Collateral, and the relative rights and priorities of the Creditors in the proceeds of the same, shall be determined and distributed in accordance with the following procedure:

a. During any Enforcement Period, in the event the Servicing Fees continue to be paid by IBM under the IBM Contracts, such Servicing Fees shall be distributed in accordance with paragraph 3(a) above. During any Enforcement Period, as long as any portion of the Claims remains outstanding, the Bank shall not take any Enforcement Action against, or with respect to, the Servicing Fees other than to receive the portion thereof paid by IBM to the Bank Account that the Bank would have been entitled to receive prior to an Enforcement Period, irrespective of whether any indebtedness of SCB under the Financing Documents has been accelerated or not.

b. During any Enforcement Period, if the Termination Fee is paid by IBM to the Bank, the Bank shall be entitled to such portion of the Termination Fee as is necessary to satisfy the Bank's Claims in full. Any surplus in the Termination Fee over what is necessary to satisfy the Bank's Claims in full shall be paid promptly to Foothill.

c. All realizations upon the Bank's Priority Collateral shall be applied to the Bank's Claims. After the Bank's Claims are paid or otherwise satisfied in full, any remaining realizations upon the Bank's Priority Collateral shall be applied to the Existing Creditors' Claims until they are paid or otherwise satisfied in full.

5. Enforcement Actions. The Creditors agree that:

a. As long as the Servicing Fees are being paid by IBM to the Bank Account in such amounts as enable the Bank to remain current in its receipt of normally scheduled payments of principal and interest on the Bank's Claim (as set forth in the Bank's Financing Documents as in effect on the date hereof), shall not take any Enforcement Action against SCB or IBM with respect to the Servicing Fees. Other than in connection with the Servicing Fees, which shall be handled in the manner set forth above, and subject to the Forbearance Period described in Section 5(b) hereof, at such time as IBM ceases paying any Servicing Fees in accordance with the IBM Contracts to the Bank for deposit in the Bank Account, the Bank may, at its option, during any Enforcement Period relating to the Bank's Claims, take any Enforcement Action it deems appropriate with respect to the Bank's Collateral, without any requirement that it obtain the prior consent of the Existing Creditors.

b. The Bank agrees to send the same notice to Foothill at the same time it sends any notice of default it is required to send under the Bank's Financing Documents to SCB, and to allow (but not obligate) Foothill to cure any such default during any applicable cure period if possible, or propose any other solution which the Bank finds acceptable in order to waive any such default. The Bank agrees not to unreasonably withold its consent to, or approval of, any such proposal made by Foothill. Notwithstanding the foregoing, provided no Bank Event of Default exists under Section 6A of the Bank Loan Agreement (as in effect on the date hereof) by reason of a failure of SCB to make scheduled payments of the principal of, or interest on, the Loan (as such term is defined in the Bank Loan Agreement) as and when due and payable, after any applicable grace or notice and cure period has expired under the Bank's Financing Documents without a cure being accomplished by SCB or Foothill, the Bank shall give Foothill and SCB written notice (an "Enforcement Notice") of any Enforcement Action that the Bank intends to take not less than thirty (30) business days (the "Forbearance Period") prior to the taking of such Enforcement Action (which shall set forth in reasonable detail the Bank Event of Default giving rise to such Enforcement Action). The Bank will forbear from taking any Enforcement Action during any applicable grace or notice and cure period and during any Forbearance Period. During any Forbearance Period, Foothill may provide the Bank with a written notice pursuant to which Foothill irrevocably commits to acquire all of the remaining right, title, and interest of the Bank in and to the obligations under the Bank Financing Documents (a "Committed Buy-Out Notice") in accordance with Section 5(f) hereof.

c. Other than as specifically set forth herein concerning the Bank's Priority Collateral, nothing herein shall (i) affect in any respect the perfection or the priority of the security interests of the Existing Creditors (it being understood and agreed that the security interest of the Existing Creditors in the Collateral is and shall be senior and prior to the security interests of the Bank in the Collateral, except as specifically subordinated herein in the Bank's Priority Collateral to the extent of the Bank's Claims, or (ii) other than as expressly set forth above with respect to the Bank's Collateral, limit or restrict in any respect the rights, powers or privileges of the Existing Creditors to take any Enforcement Action with respect to any of the Collateral in accordance with the Existing Creditors' Financing Documents. The Bank hereby waives notice of any actions taken by any Existing Creditor under any Existing Creditor Financing Document or any other agreement or instrument relating thereto and all other formalities of every kind in connection with the enforcement of the Existing Creditors' Claims. Notwithstanding the immediately preceding sentence, however, the Creditors acknowledge that a default under the Existing Creditors' Financing Documents constitutes a default under the Bank's Financing Documents.

d. In the event of a default under the Bank's Financing Documents which occurs solely as a result of a default under the Existing Creditors' Financing Documents ("Cross-Default"), and not as a result of a default under any other provision of the Bank's Financing Documents, the Bank agrees that if Foothill amends, waives or otherwise modifies, or grants any consent with respect to any provision of any Existing Creditors' Financing Document which has the effect of curing or waiving such default under the Existing Creditors' Financing Documents, such Cross-Default under the Bank's Financing Documents shall be deemed waived by the Bank and the Bank shall execute and deliver promptly upon request by Foothill an acknowledgment of such waiver, duly executed on behalf of the Bank.



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e. Until the Bank's Claims have been paid or satisfied in full, the Existing
Creditors shall not take any Enforcement Action against the Bank's Priority Collateral without first obtaining the prior written consent of the Bank.

f. If Foothill gives the Committed Buy-Out Notice to the Bank as in accordance with Section 4(b) hereof, Foothill shall be obligated to pay to the Bank within five (5) business days a purchase price equal to: 100% of the outstanding principal of the Loan (as such term is defined in the Bank Loan Agreement), other than any applicable prepayment premium that may be due under the Bank's Financing Documents, to the extent earned or due and payable in accordance with the Bank Loan Agreement (as in effect on the date hereof), all interest accrued thereon and remaining unpaid at the time of transfer from the Bank to Foothill, and all expenses to the extent earned or due and payable in accordance with the Bank Loan Agreement. At such time, the Bank shall promptly assign to Foothill, without any representation, recourse, or warranty whatsoever (except that the Bank shall warrant to Foothill that (1) the amount quoted by the Bank as its portion of the purchase price represents the amount shown as due with respect to the claims transferred as reflected on its books and records, (2) it owns, or has the right to transfer to Foothill, the rights being transferred, and (3) such transfer will be free and clear of liens and adverse claims), its right, title, and interest with respect to the obligations due under the Bank's Financing Documents, at no expense to Foothill other than the reimbursement by Foothill of the reasonable out-of-pocket expenses of the Bank and the legal counsel thereof in connection with documenting and effecting such assignment and the related delivery to Foothill of the original Bank Financing Documents in the possession of the Bank. In connection with such assignment, the Bank shall deliver to Foothill any original Bank Financing Documents and any of the Bank's Collateral in the Bank's possession, and execute such other documents, instruments, and agreements reasonably necessary to effect such assignment.

6. Waiver of Right to Require Marshaling. Each Creditor hereby expressly waives any right that it otherwise might have to require the other Creditors to marshal assets or to resort to any of the Collateral in any particular order or manner, whether provided for by common law or statute, provided that this paragraph shall not override any specific provision of this Agreement. No Creditor shall be required to enforce any guaranty or any security interest given by any person or entity other than SCB as a condition precedent or concurrent to the taking of any Enforcement Action.

7. Exercise of Remedies. Subject only to any express provision of this Agreement that requires a Creditor to take or refrain from taking an action, each Creditor may exercise its good faith discretion with respect to exercising or refraining from exercising any of its rights and remedies or taking any Enforcement Action. The Bank agrees that the Existing Creditors shall not incur any liability to the Bank for taking or refraining from taking any action with respect to the Existing Creditors" Collateral. The Existing Creditors agrees that the Bank shall not incur any liability to the Existing Creditors for taking or refraining from taking any action with respect to the Bank Collateral.

8. UCC Notices. Without limiting any other provisions of this Agreement that requires a Creditor to give notice to other Creditors, in the event that any Creditor shall be required by the




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UCC or any other applicable law to give any notice to the other Creditors, such notice shall be given in accordance with Section 19 hereof and five (5) days' notice shall be conclusively deemed to be commercially reasonable.

9. Independent Credit Investigations. No Creditor, or any of its directors, officers, agents or employees shall be responsible to the other Creditors or to any other person or entity, for SCB's solvency, creditworthiness, financial condition or ability to repay any of the Claims or for the accuracy of any recitals, statements, representations or warranties of SCB, oral or written, or for the validity, sufficiency, enforceability or perfection of the Claims or the Financing Documents, or any security interests or liens granted by SCB to any Creditor in connection therewith. Each Creditor has entered into its respective Financing Documents with SCB based upon its own independent investigation, and makes no warranty or representation to the other Creditors, nor does it rely upon any representation of the other Creditors with respect to matters identified or referred to in this paragraph. No Creditor shall have any responsibility to the other Creditors for monitoring or assuring compliance by SCB with any of SCB's covenants or representations made to any other Creditor. Without limiting the generality of the foregoing, any Creditor may perform in accordance with the terms of its Financing Documents (subject to this Agreement) without regard to whether SCB's performance in accordance with the terms thereof might or would constitute or result in a breach of covenants or representations under the other Creditor's Financing Documents, and under no circumstances shall any Creditor be liable to the other Creditor for inducing a breach or violation of the other Creditors' Financing Documents by virtue of performing in accordance with the terms of its own Financing Documents (subject to this Agreement).

10. Non-Avoidability and Perfection of Liens. The subordinations and relative priorities set forth in this Agreement are applicable regardless of whether the security interest to which another security interest is subordinated is not perfected, or is voidable for any reason.

11. Amendments. Modifications and Increases. Each Creditor may enter into amendments, modifications, renewals or extensions of its Financing Documents with SCB, or may increase or decrease the credit facilities made available by it to SCB, without in any way affecting the rights and obligations of the other Creditors under this Agreement. Should any Creditor cease extending further credit to SCB, this Agreement nevertheless shall continue in effect as to the outstanding Claims of each Creditor until this Agreement is terminated as set forth in Section 12 hereof.

12. Termination. This Agreement is a continuing agreement, and, unless all Creditors have specifically consented in writing to its earlier termination, this Agreement shall remain in full force and effect in all respects until the earlier of (a) such time as the Existing Creditors' Claims are paid or otherwise satisfied in full, the Existing Creditors have no further commitment to extend credit facilities to SCB, and the Existing Creditors have released or terminated their security interest in the Existing Creditors' Collateral, or (b) such time as the Bank's Claims are paid or otherwise satisfied in full.

13. Accountings. Each Creditor agrees, upon the occurrence of any Enforcement Action, to provide the other Creditors upon reasonable request periodic accountings of the amount of such Creditor's Claims, giving effect to any applications of realizations upon any of the Collateral.

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14. Bankruptcy Issues, Except as provided in this Section 14, this Agreement shall continue in full force and effect after the commencement of a case by any of the parties hereto under the United States Bankruptcy Code and all converted or succeeding cases in respect thereof ("Bankruptcy Case") (all references herein to SCB being deemed to apply to SCB as debtor-in-possession and to a trustee for SCB's estate in a Bankruptcy Case), and shall apply with full force and effect with respect to all Collateral acquired by SCB, and to all the Existing Creditors" Claims and the Bank's Claims incurred by SCB, subsequent to such commencement.

15. Effect of Dispositions of Collateral on Junior Security Interests. Other than in connection with any portion of the Bank's Collateral which is included as part of the Existing Creditors' Collateral, the Creditors agree that (a) any UCC collection, sale or other disposition of the Existing Creditors' Collateral by the Existing Creditors' shall be free and clear of any security interest, lien, claim or offset of the Bank in such Existing Creditors' Collateral, and
(b) except in connection with the disposition of the Servicing Fees which shall be controlled by the terms of this Agreement set forth above, any UCC collection, sale or other disposition of the Bank's Collateral by the Bank shall be free and clear of the junior security interests of the Existing Creditors in such Bank Collateral. To the extent reasonably requested by any Creditor, the other Creditors will cooperate in providing any necessary or appropriate releases to permit a collection, sale or other disposition of Collateral by the Creditor holding the senior security interest therein, free and clear of the other Creditors' junior security interest.

16. Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section references are to this Agreement unless otherwise specified.

17. Modifications in Writing. No amendment, modification, supplement, termination, consent, or waiver of or to any provision of this Agreement nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by or on behalf of each of the Creditors. Any waiver of any provision of this Agreement, or any consent to any departure from the terms of any provisions of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.

18. Waivers; Failure or Delay. No failure or delay on the part of any Creditor in the exercise of any power, right, remedy, or privilege under this Agreement shall impair such power, right, remedy, or privilege or shall operate as a waiver thereof; nor shall any single or partial exercise of any such power, right, or privilege preclude any other or further exercise of any other power, right, or privilege. The waiver of any such right, power, remedy, or privilege with respect to particular facts and circumstances shall not be deemed to be a waiver with respect to other facts and circumstances.

19. Notices and Communications. All notices, demands, instructions, and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be delivered or sent by first-class mail, postage prepaid, and shall be deemed to be given for purposes of this Agreement on the day that such writing is properly dispatched in accordance with the terms hereof to the intended recipient. Unless otherwise specified in a notice mailed or delivered in accordance with the foregoing provisions of this section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses indicated on the signature pages hereof.

20. Headings. Section headings used in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any purpose or affect the construction of this Agreement.

21. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

22. Severability of Provisions. Any provision of this Agreement which is illegal, invalid, prohibited, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition, or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

23. Complete Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement. This Agreement shall not be modified except in a writing signed by the party to be charged, and may not be modified by conduct or oral agreements.

24. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the successors and assigns of each Creditor. Each Creditor agrees to maintain a copy of this Agreement together with its copies of the Financing Documents relating to its Claims. Each Creditor expressly reserves its right to transfer or assign its Claims, in whole or in part, together with its rights hereunder, provided that, prior to transferring or assigning any interest in its Claims to any person or entity, each Creditor shall disclose to such person or entity the existence and contents of this Agreement, shall provide to such person or entity a complete and legible copy hereof, and shall advise such person or entity that such Creditor's security interest in the Collateral is subject to the terms hereof.

25. Attorneys' Fees and Disbursements. In the event of any dispute concerning the meaning or interpretation of this Agreement that results in litigation, or in the event of any litigation by a party to enforce the provisions hereof, the prevailing party shall be entitled to recover from the nonprevailing party its reasonable attorneys' fees and disbursements, and any actual court costs incurred.

26. Release of Collateral. The Creditors agree that any Creditor may release or refrain from enforcing its security interest in any Collateral, or permit the use or consumption of such Collateral by SCB free of such Creditor's security interest, without incurring any liability to the other Creditors.

27. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without regard for any other applicable choice of law provision.

28. Prior Subordination Agreement. The Prior Subordination Agreement (i) remains in full force and effect; and (ii) controls all rights, duties and obligations of the Existing Creditors, as between themselves, and their Obligations as to the irrespective priorities in the Existing Creditors" Collateral.

         IN WITNESS WHEREOF, Creditors have entered into this Intercreditor Agreement as of the date first set forth above, intending to be legally bound hereby.

                           [SIGNATURE PAGES TO FOLLOW]

                                       The "Existing Creditors"

                                       WELLS FARGO FOOTHILL, INC.

                                       By:  /s/ David Sanchez
                                            ------------------------------------
                                       Name: David Sanchez
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------
                                       Address: One Boston Place
                                                18th Floor
                                                Boston, MA  02108

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                   THE STATE BANK AND TRUST COMPANY

                                   By: /s/ David A. Boyd, EVP
                                       -----------------------------------------
                                       David A. Boyd, Executive Vice President

                                   Address: 401 Clinton Street
                                            Defiance, OH  43512


                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

                                    The "Bank"

                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                    By: /s/ Bob Nieman, S.V.P.
                                       -----------------------------------------
                                    Name: Bob Nieman
                                    Title: Senior Vice President

                                    Address:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

         The undersigned, SCB COMPUTER TECHNOLOGY, INC. ("SCB"), hereby acknowledges receipt of a copy of the foregoing Intercreditor Agreement (the "Intercreditor Agreement"; all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Intercreditor Agreement) and consents to the terms thereof. SCB acknowledges and agrees that any payments or other amounts received by a Creditor which are required to be turned over or otherwise remitted by such Creditor to the other Creditors pursuant to the terms of the Intercreditor Agreement shall not be deemed to be payments on the Claims of the Creditor who is required to turn over or otherwise remit such payments or other amounts to the other Creditors.

                  Executed this 15th day of June, 2003.


                                       SCB COMPUTER TECHNOLOGY, INC.


                                       By:   /s/ Michael J. Boling
                                           -------------------------------------
                                       Name:  Michael J. Boling
                                              ----------------------------------
                                       Title: Executive Vice President
                                              ----------------------------------















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